UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2011

Genuine Parts Company
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-05690	58-0254510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2999 Circle 75 Pkwy, Atlanta, Georgia		30339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770.953.1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2011 Annual Meeting of Shareholders held on April 18, 2011, the Company’s shareholders approved, on an advisory basis, to hold the advisory shareholder vote on the compensation of the Company’s named executive officers on an annual basis. In light of these results, the Company’s Board of Directors determined at a meeting held on August 15, 2011, that the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next shareholder advisory vote on this matter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

August 15, 2011	By:	Jerry W. Nix

Name: Jerry W. Nix
Title: Vice Chairman and CFO